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                                                                   EXHIBIT 10.35


                      AMENDMENT NO. 3 TO CREDIT AGREEMENT

         THIS AMENDMENT NO. 3 TO CREDIT AGREEMENT, dated as of May 14, 1999, (the "AMENDMENT") relating to the Credit Agreement referenced below, by and among FRESH FOODS, INC., a North Carolina corporation (the "COMPANY"), the subsidiaries of the Company listed on the signature pages hereto (collectively referred to as the "SUBSIDIARY BORROWERS" or individually referred to as a "SUBSIDIARY BORROWER") (hereinafter, the Company and the Subsidiary Borrowers are collectively referred to as the "BORROWERS" or individually referred to as a "BORROWER"), each of those financial institutions identified as Lenders on the signature pages hereto (together with each of their successors and assigns, referred to individually as a "LENDER" and, collectively, as the "LENDERS"), and FIRST UNION COMMERCIAL CORPORATION ("FUCC"), acting in the manner and to the extent described in Article XIII of the Credit Agreement (in such capacity, the "AGENT"). Terms used herein but not otherwise defined herein shall have the meanings provided in the Credit Agreement.

                               W I T N E S S E T H

         WHEREAS, a $75,000,000 credit facility was extended to the Borrowers pursuant to the terms of that certain Credit Agreement dated as of June 9, 1998 (as amended, modified or otherwise supplemented, the "CREDIT AGREEMENT") among the Borrowers, the Lenders and the Agent;

         WHEREAS, the Borrowers have requested that the Credit Agreement be amended as described herein; and

         WHEREAS, the Lenders are willing to make such amendments;

         NOW, THEREFORE, IN CONSIDERATION of these premises and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:

         (A) AMENDMENT TO SECTION 9.5. Section 9.5 is amended by deleting the word "and" following subclause (b), inserting a comma in its place, and adding the following after subclause (c):

                  and (d) guaranties by any Borrower in respect of obligations of any other Borrower under leases, supply contracts and other similar contractual obligations incurred in the ordinary course of business.

         (B) REPRESENTATIONS AND WARRANTIES.

         Each Borrower hereby represents and warrants that (i) the representations and warranties contained in Article VI of the Credit Agreement are correct on and as of the date hereof as though made on and as of such date (except for those representations and warranties which by their terms relate solely to an earlier date) and after giving effect to the amendments contained herein, (ii) no Default or Event of Default exists under the Credit Agreement on and as of the date hereof and after giving effect to the amendments contained herein, (iii) it has the corporate




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power and authority to execute and deliver this Amendment and to perform its obligations hereunder and has taken all necessary corporate action to authorize the execution, delivery and performance by it of this Amendment and (iv) it has duly executed and delivered this Amendment, and this Amendment constitutes its legal, valid and binding obligation enforceable in accordance with its terms except as the enforceability thereof may be limited by bankruptcy, insolvency or other similar laws affecting the rights of creditors generally or by general principles of equity.

         (C) This Amendment shall become effective upon receipt by the Agent of executed signature pages to this Amendment.

         (D) Except as expressly amended or modified by the terms hereof, the Credit Agreement and each other Credit Document shall remain in full force and effect. This Amendment shall not affect, modify or diminish the obligations of the Borrowers which have accrued prior to the effectiveness of the provisions hereof.

         (E) The Borrowers agree to pay all reasonable costs and expenses of the Agent in connection with the preparation, execution and delivery of this Amendment, including, without limitation, the reasonable fees and expenses of Moore & Van Allen, PLLC.

         (F) This Amendment may be executed in any number of counterparts, each of which when so executed and delivered shall be deemed an original and it shall not be necessary in making proof of this Amendment to produce or account for more than one such counterpart.

         (G) This Amendment and the Credit Agreement as amended hereby shall be governed by and construed and interpreted in accordance with the laws of the State of North Carolina.

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         IN WITNESS WHEREOF, each of the parties hereto has caused a counterpart of this Amendment to be duly executed and delivered as of the date first above written.

COMPANY:                                    FRESH FOODS, INC.

                                            By: /s/ JAMES E. HARRIS
                                               -------------------------------
                                               Name:  James E. Harris
                                               Title: Vice President

SUBSIDIARY BORROWERS:                       CLAREMONT RESTAURANT GROUP, LLC


                                              By: FRESH FOODS, INC.,
                                                  its Sole Member


                                            FRESH FOODS RESTAURANT GROUP, LLC

                                              By: CLAREMONT RESTAURANT
                                                  GROUP, LLC, its Sole Member

                                                  BY: FRESH FOODS, INC.,
                                                      its Sole Member


                                            FRESH FOODS PROPERTIES, LLC

                                              By: FRESH FOODS, INC.,
                                                  its Sole Member

                                            SPICEWOOD, INC.

                                            SUNSHINE WSMP, INC.

                                            FRESH FOODS SALES, LLC

                                              By: FRESH FOODS, INC.,
                                                  its Sole Member

                                            PIERRE FOODS, LLC



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                                              By: FRESH FOODS, INC.,
                                                  its Sole Member

                                            MOM 'n' POP'S COUNTRY HAM, LLC

                                              By: PIERRE FOODS, LLC,
                                                  its Sole Member

                                              By: FRESH FOODS, INC.,
                                                  its Sole Member

                                            SAGEBRUSH OF TENNESSEE, L.P.

                                              By: SAGEBRUSH OF SOUTH
                                                  CAROLINA, LLC
                                                  General Partner

                                                  By: CLAREMONT RESTAURANT
                                                      GROUP, LLC, its Sole
                                                      Member

                                                      By: FRESH FOODS,
                                                          INC., its sole member

                                            SAGEBRUSH OF NORTH CAROLINA, LLC

                                              By: CLAREMONT RESTAURANT
                                                  GROUP, LLC its Sole Member

                                                  By: FRESH FOODS, INC.,
                                                      its sole member

                                            SAGEBRUSH OF SOUTH CAROLINA, LLC

                                              By: CLAREMONT RESTAURANT
                                                  GROUP, LLC, its Sole Member

                                                  By: FRESH FOODS, INC.,
                                                      its sole member

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                                            PIERRE LEASING, LLC

                                              By: FRESH FOODS, INC.,
                                                  its Sole Member

                                            By: /s/ James E. Harris
                                               --------------------------------
                                            Name:  James E. Harris
                                            Title: Vice President



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AGENT AND LENDERS:                          FIRST UNION COMMERCIAL CORPORATION,
                                            as Agent and a Lender

                                            By: /s/ Terri K. Lins
                                                --------------------------------
                                            Name:  Terri K. Lins
                                            Title: VP


                                            NATIONSBANK, N.A.,
                                            as a Lender

                                            By: /s/ Angela Peterson Leake
                                                --------------------------------
                                            Name:  Angela Peterson Leake
                                            Title: Vice President

                                            NATIONAL CITY COMMERCIAL
                                            FINANCE, INC.,
                                            as a Lender

                                            By: /s/ Carrie C. Tate
                                                --------------------------------
                                            Name:  Carrie C. Tate
                                            Title: VP

                                            AMERICAN NATIONAL BANK AND
                                            TRUST COMPANY OF CHICAGO,
                                            as a Lender

                                            By: /s/ Dawn M. Dieter
                                                --------------------------------
                                            Name:  Dawn M. Dieter
                                            Title: Vice President